EXHIBIT 10.14
                                                    -------------


                                   May 16, 1991


Mr. John Moose
Collins & Aikman Corporation
Automotive Division
313 Bethany Road
Albemarle, NC 28001

Dear John:

     This is to advise you that in the event your employment with Collins & Aikman Corporation (the "Company") is terminated by the Company or any successor company (other than for "Cause") at any time within three months prior to or one year following a "change of control" of the Company, then in lieu of any severance that may be available to you under any severance pay policy or practices of the Company or any of its subsidiaries or under any employment agreement, you shall receive an amount equal to two times your annual base salary as in effect at the time of such termination.
Such amount shall be paid, at the sole discretion of the Company, either in a lump sum promptly after your termination or on a periodic basis for the two-year period following your termination in accordance with the Company's normal pay practice. For purposes hereof, a "change of control" shall mean the sale or transfer, whether in one transaction or several, of more than 50% of the voting common stock of the Company to any person or persons other than Wickes Companies, Inc. or any subsidiary or affiliate of Wickes Companies, Inc. For purposes hereof, "Cause" shall mean
(i) fraud or misappropriation with respect to any business of the Company or an affiliate of the Company or intentional material damage to any property or business of the Company or an affiliate of the Company, (ii) willful failure by you to perform your duties and responsibilities and to carry out your authority, (iii) willful malfeasance or misfeasance or breach of fiduciary duty or representation to the Company or an affiliate of the Company,
(iv) willful failure to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company or an affiliate of the Company or (v) conviction of you of a felony.

Mr. John Moose                          May 16, 1991
                                           page 2




     This  letter  agreement  shall  not  create   an  employment
agreement and shall not affect the right of the Company to terminate your employment at any time without notice. The Company may terminate this letter agreement if, prior to the date that is three months prior to a change of control of the Company, you cease to hold your current position or a higher executive position with the Company.

                              Very truly yours,

                              /s/ James R. Birle
                                  Chairman

Accepted:

/s/ John Moose

                                   May 16, 1991




Mr. Thomas E. Hannah
Collins & Aikman Corporation
701 McCullough Drive
Charlotte, North Carolina   28262

Dear Tom:

     This is to advise you that in the event your employment with Collins & Aikman Corporation (the "Company") is terminated by the Company or any successor company (other than for "Cause") at any time within three months prior to or one year following a "change of control" of the Company, then in lieu of any severance that may be available to you under any severance pay policy or practices of the Company or any of its subsidiaries or under any employment agreement, you shall receive an amount equal to two times your annual base salary as in effect at the time of such termination. Such amount shall be paid, at the sole discretion of the Company, either in a lump sum promptly after your termination or on a periodic basis for the two-year period following your termination in accordance with the Company's normal pay practice. For purposes hereof, a "change of control" shall mean the sale or transfer, whether in one transaction or several, of more than 50% of the voting common stock of the Company to any person or persons other than Wickes Companies, Inc. or any subsidiary or affiliate of Wickes Companies, Inc.
For purposes hereof, "Cause" shall mean (i) fraud or misappropriation with respect to any business of the Company or an affiliate of the Company or intentional material damage to any property or business of the Company or an affiliate of the Company, (ii) willful failure by you to perform your duties and responsibilities and to carry out your authority, (iii) willful malfeasance or misfeasance or breach of fiduciary duty or representation to the Company or an affiliate of the Company,
(iv) willful failure to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company or an affiliate of the Company or (v) conviction of you of a felony.

Mr. Thomas E. Hannah                    May 16, 1991
                                           page 2




     This letter agreement shall not create an employment agreement and shall not affect the right of the Company to terminate your employment at any time without notice. The Company may terminate this letter agreement if, prior to the date that is three months prior to a change of control of the Company, you cease to hold your current position or a higher executive position with the Company.

                              Very truly yours,

                              /s/ James R. Birle
                                  Chairman

Accepted:

/s/ THOMAS E. HANNAH
- - --------------------

                                   May 16, 1991




Mr. Andrew Major
Collins & Aikman Corporation
Decorative Fabrics Group
210 Park Street
Spindale, NC 28160

Dear Andrew:

     This is to advise you that in the event your employment with Collins & Aikman Corporation (the "Company") is terminated by the Company or any successor company (other than for "Cause") at any time within three months prior to or one year following a "change of control" of the Company, then in lieu of any severance that may be available to you under any severance pay policy or practices of the Company or any of its subsidiaries or under any employment agreement, you shall receive an amount equal to two times your annual base salary as in effect at the time of such termination. Such amount shall be paid, at the sole discretion of the Company, either in a lump sum promptly after your termination or on a periodic basis for the two-year period following your termination in accordance with the Company's normal pay practice. For purposes hereof, a "change of control" shall mean the sale or transfer, whether in one transaction or several, of more than 50% of the voting common stock of the Company to any person or persons other than Wickes Companies, Inc. or any subsidiary or affiliate of Wickes Companies, Inc.
For purposes hereof, "Cause" shall mean (i) fraud or misappropriation with respect to any business of the Company or an affiliate of the Company or intentional material damage to any property or business of the Company or an affiliate of the Company, (ii) willful failure by you to perform your duties and responsibilities and to carry out your authority, (iii) willful malfeasance or misfeasance or breach of fiduciary duty or representation to the Company or an affiliate of the Company,
(iv) willful failure to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company or an affiliate of the Company or (v) conviction of you of a felony.

Mr. Andrew Major                         May 16, 1991
                                           page 2




     This letter agreement shall not create an employment agreement and shall not affect the right of the Company to terminate your employment at any time without notice. The Company may terminate this letter agreement if, prior to the date that is three months prior to a change of control of the Company, you cease to hold your current position or a higher executive position with the Company.

                              Very truly yours,

                              /s/ James R. Birle
                                  James R. Birle
                                  Chairman

Accepted:

/s/ Andrew Major
- - --------------------